Exhibit 10.13

OMNIBUS AMENDMENT TO MEZZANINE LOAN DOCUMENTS

THIS OMNIBUS AMENDMENT TO MEZZANINE LOAN DOCUMENTS, dated as of September 1, 2010 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Omnibus Amendment”), by and among JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America having an address at 383 Madison Avenue, New York, New York 10179 (collectively with its successors and assigns, “Lender”), and CENTRO NP NEW GARDEN MEZZ 1, LLC, a Delaware limited liability company, and CENTRO NP SENIOR MEZZ HOLDING, LLC, a Delaware limited liability company, each having its principal place of business at 420 Lexington Avenue, New York, New York 10170 (collectively and/or individually as the context may require, “Borrower”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Senior Mezzanine Loan Agreement dated as of July 28, 2010 (the “Original Loan Agreement”), by and among Borrower and Lender, Lender made a loan in the original principal amount of Forty-Four Million Five Hundred Thousand and No/100 Dollars ($44,500,000.00) (the “Original Loan”);

WHEREAS, the Original Loan was evidenced by the Note (as defined in the Original Loan Agreement) and evidenced and secured by the other Loan Documents (as defined in the Original Loan Agreement and hereinafter referred to as the “Original Loan Documents”);

WHEREAS, in accordance with that certain letter agreement of even date herewith (the “Side Letter”) by and among Borrower, Lender, Junior Mezzanine Borrower (as defined therein) and Junior Mezzanine Lender (as defined therein), effective immediately prior to the effectiveness of this Omnibus Amendment, (i) Lender made, and Borrower accepted, the Additional Borrowing (as defined in the Side Letter), (ii) Borrower distributed or was deemed to have distributed the entire amount of the Additional Borrowing to Junior Mezzanine Borrower, (iii) Junior Mezzanine Borrower paid, or caused to be paid, such amount to Junior Mezzanine Lender and (iv) Junior Mezzanine Lender applied such amount to repay the Junior Mezzanine Loan in full.

WHEREAS, in order to evidence the Additional Borrowing, Borrower has agreed to execute and deliver to Lender that certain Amended and Restated Mezzanine Promissory Note dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “A&R Note”), which A&R Note shall amend and restate the Note in its entirety, and Borrower, Lender, Mortgage Borrower, Mortgage Lender, Manager and Agent have agreed to amend and restate the Cash Management Agreement (as defined in the Original Loan Agreement) in its entirety pursuant to, and in accordance with, that certain Amended and Restated Cash Management Agreement dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “A&R CMA” and, collectively with the A&R Note, the “A&R Loan Documents”);

WHEREAS, in order to further effectuate the transactions described in the Side Letter, Borrower and Lender further desire to execute this Omnibus Amendment in order to amend the Original Loan Agreement (the Original Loan Agreement, as so amended by this Omnibus Amendment, the “Amended Loan Agreement”) and certain other Original Loan Documents set forth on Schedule I to this Omnibus Amendment (such other Original Loan Documents, as so amended by this Omnibus Amendment, collectively with the Amended Loan Agreement, the “Amended Loan Documents”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

1. All capitalized terms used in this Omnibus Amendment but not defined herein shall have the meaning given to such terms in the Original Loan Agreement.

2. Effective as of the date hereof, all references in each Original Loan Document to the original principal amount of the Loan of Forty-Four Million Five Hundred Thousand and No/100 Dollars ($44,500,000.00) shall be, and hereby are, amended and deemed to refer to an original principal amount of the Loan of Eighty-Nine Million and No/100 Dollars ($89,000,000.00).

3. For all purposes of the Original Loan Agreement and the other Original Loan Documents, the Junior Mezzanine Loan shall be deemed to be paid in full as of the date hereof, and effective from and after the date hereof, each capitalized term set forth in any Original Loan Document that includes the words “Junior Mezzanine” (including, without limitation, the terms “Junior Mezzanine Borrower”, “Junior Mezzanine Debt”, “Junior Mezzanine Debt Service”, “Junior Mezzanine Debt Service Account”, “Junior Mezzanine Lender”, “Junior Mezzanine Loan”, “Junior Mezzanine Loan Agreement”, “Junior Mezzanine Loan Documents”, “Junior Mezzanine Note”, “Junior Mezzanine Reserve Account”, and “Junior Mezzanine SPE Constituent Entity”), together with (i) the definition of each such capitalized term set forth in any Original Loan Document (including such terms as are set forth in Section 1.1 of the Original Loan Agreement) and (ii) all text contained in any Original Loan Document which, upon and as a result of the deletion of such capitalized term, is superfluous, shall be deemed in each instance to be deleted in their entirety and given no further force and effect.

4. The title of each applicable Original Loan Document and each capitalized term set forth in any Original Loan Document that includes the words “Senior Mezzanine” (including, without limitation, the terms “Senior Mezzanine Debt Service Account”, “Senior Mezzanine Reserve Account”, and “Senior Mezzanine Reserve Funds”), are hereby amended in each instance to delete the word “Senior” therefrom.

5. The Original Loan Agreement is hereby further amended as follows:

(i) Each of the following definitions in Section 1.1 of the Original Loan Agreement is hereby deleted in its entirety and respectively replaced by the following:

““Closing Date Cash Management Agreement” shall mean that certain Amended and Restated Cash Management Agreement, dated as of September 1, 2010, by and among Borrower, Lender, Manager, Mortgage Borrower, Mortgage Lender and Agent.”

““Closing Date Mortgage Loan Agreement” shall mean the Mortgage Loan Agreement as of the Closing Date, as amended by that certain Omnibus Amendment to Loan Agreement dated as of September 1, 2010 (the “Mortgage Loan Omnibus Amendment”) (as such Mortgage Loan Agreement and Mortgage Loan Omnibus Amendment are attached hereto as Exhibit A), between Mortgage Borrower and Mortgage Lender, but without regard to any other amendment, restatement, supplement, modification, lack of enforceability or termination thereof or thereto occurring after the Closing Date. To the extent that any terms, provisions or definitions of the Closing Date Mortgage Loan Agreement that are incorporated herein by reference are incorporated into the Closing Date Mortgage Loan Agreement by reference to any other document or instrument, such terms, provisions or definitions that are incorporated herein by reference shall at all times be deemed to incorporate each such term, provision and definition of the applicable other document or instrument as the same is set forth in such other document or instrument as of the Closing Date, as such other document or instrument may be amended by the Omnibus Amendment, but without regard to any other amendment, restatement, supplement or modification of or to such other document or instrument occurring after the Closing Date (other than the Mortgage Loan Omnibus Amendment).”

““Environmental Indemnity” shall mean that certain Mezzanine Environmental Indemnity Agreement, dated as of the Closing Date, executed by Borrower and Guarantor in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”

““Gross Income from Operations” shall mean, for any period, all income derived from the ownership and operation of the Properties from whatever source during such period, including, but not limited to, Rents, utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, and other pass-through or reimbursements paid by Tenants under the Leases of any nature but excluding extraordinary non-recurring items of income, Rents from month-to-month Tenants (unless such Tenants have been in occupancy for at least one (1) year) or Tenants that are included in any Bankruptcy Action (unless such Tenants have affirmed their Lease), sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower or Mortgage Borrower to any Governmental Authority, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, Insurance Proceeds (other than business interruption or other loss of income insurance) and Condemnation Proceeds, and any disbursements to Borrower, Mortgage Borrower or Junior Mezzanine Borrower from the Mortgage Reserve Accounts, the Senior Mezzanine Reserve Accounts or the Junior Mezzanine Reserve Accounts.”

““Guaranty” shall mean that certain Mezzanine Guaranty Agreement, dated as of the Closing Date and executed and delivered by Guarantor in connection with the Loan to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”

““Interest Rate” shall mean a rate of nine and three hundred seventy-five one-thousandths percent (9.375%) per annum.”

““Note” shall mean that certain Amended and Restated Mezzanine Promissory Note dated September 1, 2010 in the principal amount of Eighty-Nine Million and No/100 Dollars ($89,000,000.00), made by Borrower in favor of Lender, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.”

“Pledge Agreement” shall mean that certain Mezzanine Pledge Agreement and Security Agreement, dated as of the Closing Date, by Borrower in favor of Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time.

““Rating Agency Confirmation” means, collectively, a written affirmation from each of the Rating Agencies that the credit rating of the Securities given by such Rating Agency of such Securities immediately prior to the occurrence of the event with respect to which such Rating Agency Confirmation is sought will not be qualified, downgraded or withdrawn as a result of the occurrence of such event, which affirmation may be granted or withheld in such Rating Agency’s sole and absolute discretion. In the event that, at any given time, no Rating Agency has elected to consider whether to grant or withhold such an affirmation, then the term Rating Agency Confirmation shall be deemed instead to require the written approval of Lender based on its good faith determination of whether the Rating Agencies would issue a Rating Agency Confirmation, provided that the foregoing shall be inapplicable in any case in which Lender has an independent approval right in respect of the matter at issue pursuant to the terms of this Agreement.”

(ii) Clause (b) of the definition of “Release Prepayment Amount” in Section 1.1 of the Original Loan Agreement is hereby amended by deleting therefrom the dollar figure “Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00)” and replacing the same with the dollar figure “Fifteen Million and No/100 Dollars ($15,000,000.00)” in each instance in which the same appears therein.

(iii) Section 2.4.1(b) of the Original Loan Agreement is hereby amended by deleting therefrom the dollar figure “Eight Million Nine Hundred Thousand and No/100 Dollars ($8,900,000.00)” and replacing the same with the dollar figure “Seventeen Million Eight Hundred Thousand and No/100 Dollars ($17,800,000.00)”.

(iv) The first sentence of Section 2.4.2 of the Original Loan Agreement is hereby amended by replacing the term “Mortgage Loan Agreement” therein with the term “Closing Date Mortgage Loan Agreement”.

(v) Section 2.4.4(a) of the Original Loan Agreement is hereby amended by inserting the following sentence at the end thereof:

“No Prepayment Premium or other premium or penalty shall be due in connection with any prepayment made pursuant to this Section 2.4.4 solely in connection with a Liquidation Event (other than the Liquidation Events described in clauses (iii) and (iv) of the definition thereof).”

(vi) Section 2.6.2(h) of the Original Loan Agreement is hereby deleted in its entirety and replaced by the following:

“(h) Borrower shall have delivered to Lender an opinion of a nationally-recognized tax counsel that the release of such Outparcel or Partial Release Parcel does not constitute a “significant modification” of the Mortgage Loan under Treasury Regulations Section 1.860G-2(b) nor cause a Securitization Vehicle to fail to qualify as a Grantor Trust, or cause a tax to be imposed on a Securitization Vehicle;”.

(vii) Section 5.2.18 of the Original Loan Agreement is hereby deleted in its entirety and replaced by the following:

“Section 5.2.18 Leasing Matters. Borrower shall not permit Mortgage Borrower to (i) terminate any Lease or accept a surrender by a Tenant of any Lease other than by reason of either (A) a Tenant default and then only in a commercially reasonable manner to preserve and protect the Individual Property, or (B) a Tenant pursuant to the exercise by such Tenant of any termination right expressly provided in any existing Lease or any Lease hereafter entered into in compliance with the conditions set forth in Section 5.1.20 provided, however, that no such termination or surrender of any Major Lease will be permitted under the foregoing subclause (A) without the prior written consent of Lender, which consent shall not be unreasonably withheld; (ii) collect any of the Rents more than one (1) month in advance (other than security deposits and estimated additional rent amounts on account of operating expense, tax and other escalations or pass-throughs); (iii) execute any other collateral assignment of lessor’s interest in the Leases or the Rents (except as contemplated by the Mortgage Loan Documents); or (iv) alter, modify or change the terms of the Leases in a manner inconsistent with the provisions of the Mortgage Loan Documents. Notwithstanding anything to the contrary contained herein, Borrower shall not cause or permit Mortgage Borrower to enter into a lease of all or substantially all of any Individual Property without Lender’s prior written consent.”

(viii) Schedule V to the Original Loan Agreement is hereby deleted in its entirety and replaced by the replacement Schedule V thereto attached to this Omnibus Amendment as Exhibit A.

(ix) Schedule IX-B to the Original Loan Agreement is hereby amended by deleting the column heading “Parcel Release Amount” in its entirety therefrom and replacing the same with the column heading “Partial Release Prepayment Amount”.

(x) Exhibit A to the Original Loan Agreement is hereby supplemented by adding thereto the Mortgage Loan Omnibus Amendment attached to this Omnibus Amendment as Exhibit B.

6. From and after the date hereof, (i) all references in the Original Loan Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Original Loan Agreement shall mean the Amended Loan Agreement, (ii) all references in the other Original Loan Documents to the “Loan Agreement” shall mean the Amended Loan Agreement, (iii) all references in an Original Loan Document to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to such Original Loan Agreement shall mean the corresponding Amended Loan Document or A&R Loan Document, as applicable, (iv) all references in the Original Loan Documents to the “Loan Documents” shall mean the Amended Loan Documents and the A&R Loan Documents, collectively (and any reference to any particular Loan Document shall mean the corresponding Amended Loan Document or A&R Loan Document) and (v) all terms in the Original Loan Documents which, by the terms thereof, have the meanings set forth in the “Loan Agreement” shall have the respective meanings set forth in the Amended Loan Agreement.

7. All of the terms, covenants, and conditions contained in the Amended Loan Documents shall be and remain in full force and effect, except as specifically modified in this Omnibus Amendment, and are hereby ratified, reaffirmed and republished in their entirety by the parties hereto. It is expressly understood that the execution and delivery of this Omnibus Amendment and the A&R Loan Documents do not and shall not (i) give rise to any defense, set-off, right of recoupment, claim or counterclaim with respect to any of Borrower’s, Guarantor’s or Manager’s obligations under the Original Loan Documents or the enforcement thereof, (ii) operate as a waiver of any of Lender’s rights, powers or privileges under the Original Loan Documents, or (iii) prejudice, limit or affect in any way any present or future rights, remedies, powers or benefits available to Lender under the Original Loan Documents or any other documents executed by Borrower, Guarantor or Manager for the benefit of Lender in connection with the Loan. In addition, the parties hereto expressly disclaim any intent to effect a novation or an extinguishment or discharge of any of the obligations pursuant to the Original Loan Documents or by any other document executed in connection therewith by reason of this Omnibus Amendment.

8. Each Borrower hereby represents, warrants and agrees that, as of the date hereof and after giving effect to this Omnibus Amendment, such Borrower has no defenses, set-offs, rights of recoupment, claims or counterclaims of any nature with respect to the Loan, the Original Loan Agreement or the Original Loan Documents, the Amended Loan Agreement or the Amended Loan Documents, or the enforcement thereof.

9. Each party hereto hereby represents and warrants that such party (a) is authorized to enter into this Omnibus Amendment and (b) has obtained all necessary consents, if any, needed to enter into this Omnibus Amendment.

10. Borrower has (a) not entered into the transaction contemplated by this Omnibus Amendment nor executed any Amended Loan Document or A&R Loan Document with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under the Amended Loan Documents and the A&R Loan Documents. After giving effect to the Additional Borrowing, (i) the fair saleable value of Borrower’s assets exceeds Borrower’s total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities, (ii) the fair saleable value of Borrower’s assets is greater than Borrower’s probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured, and (iii) Borrower’s assets do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

11. Wherever possible, each provision of this Omnibus Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Omnibus Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Omnibus Amendment.

12. Except as otherwise expressly modified hereby or amended and restated by the A&R Loan Documents, each Original Loan Document shall remain in full force and effect without modification.

13. This Omnibus Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Omnibus Amendment by telecopy or email shall be effective as delivery of a manually executed counterpart of this Omnibus Amendment.

14. This Omnibus Amendment shall inure to the benefit of and are binding upon Borrower and Lender, and their respective successors and permitted assigns.

15. This Omnibus Amendment shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

CENTRO NP NEW GARDEN MEZZ 1, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP SENIOR MEZZ HOLDING, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

LENDER:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Michael A. Forastiere
	Name:	Michael A. Forastiere
	Title:	Executive Director

ACKNOWLEDGED AND AGREED:

GUARANTOR:

CENTRO NP LLC, a Maryland limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

MANAGER:

CENTRO SUPER MANAGEMENT JOINT VENTURE 2, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

EXHIBIT A TO OMNIBUS AMENDMENT

REPLACEMENT SCHEDULE V TO ORIGINAL LOAN AGREEMENT

[See attached]

EXHIBIT A TO OMNIBUS AGREEMENT

EXHIBIT B TO OMNIBUS AMENDMENT

MORTGAGE LOAN OMNIBUS AMENDMENT

[See attached]

EXHIBIT B TO OMNIBUS AMENDMENT

OMNIBUS AMENDMENT TO LOAN DOCUMENTS

THIS OMNIBUS AMENDMENT TO LOAN DOCUMENTS, dated as of September 1, 2010 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Omnibus Amendment”), by and among JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (collectively with its successors and assigns, “Lender”), and THE ENTITIES IDENTIFIED ON THE SIGNATURE PAGES HEREOF AS BORROWER, each having its principal place of business at 420 Lexington Avenue, New York, New York 10170 (collectively and/or individually as the context may require, “Borrower”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Loan Agreement dated as of July 28, 2010 (the “Original Loan Agreement”), by and among Borrower and Lender, Lender made a loan in the original principal amount of Four Hundred Eighty-Five Million and No/100 Dollars ($485,000,000.00) (the “Original Loan”);

WHEREAS, the Original Loan was evidenced by the Note (as defined in the Original Loan Agreement) and evidenced and secured by the other Loan Documents (as defined in the Original Loan Agreement and hereinafter referred to as the “Original Loan Documents”);

WHEREAS, effective immediately prior to the effectiveness of this Omnibus Amendment, (i) Senior Mezzanine Lender (such term and each other capitalized term used in this whereas clause that is not otherwise defined having the meanings set forth in the Original Loan Agreement) made, and Senior Mezzanine Borrower accepted, an additional borrowing in the principal amount of Forty-Four Million Five Hundred Thousand and No/100 Dollars ($44,500,000.00) under and as part of the Senior Mezzanine Loan on the terms and conditions set forth in the Senior Mezzanine Loan Documents (the “Additional Senior Mezzanine Borrowing”), (ii) Senior Mezzanine Borrower distributed or was deemed to have distributed the entire amount of the Additional Senior Mezzanine Borrowing to Junior Mezzanine Borrower, (iii) Junior Mezzanine Borrower paid, or caused to be paid, such amount to Junior Mezzanine Lender and (iv) Junior Mezzanine Lender applied such amount to repay the Junior Mezzanine Loan in full (the foregoing actions and occurrences are herein referred to collectively as the “Mezzanine Modifications”);

WHEREAS, in order to reflect the Mezzanine Modifications, (i) Borrower, Lender, Senior Mezzanine Borrower, Senior Mezzanine Lender, Manager and Agent have agreed to amend and restate the Cash Management Agreement (as defined in the Original Loan Agreement) in its entirety pursuant to, and in accordance with, that certain Amended and Restated Cash Management Agreement dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “A&R CMA”) and (ii) Borrower and Lender now desire to execute this Omnibus Amendment in order to amend the Original Loan Agreement (the Original Loan Agreement, as so amended by this Omnibus Amendment, the “Amended Loan Agreement”) and certain other Original Loan Documents set forth on Schedule I to this Omnibus Amendment (such other Original Loan Documents, as so amended by this Omnibus Amendment, collectively with the Amended Loan Agreement, the “Amended Loan Documents”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:

1. All capitalized terms used in this Omnibus Amendment but not defined herein shall have the meaning given to such terms in the Original Loan Agreement.

2. For all purposes of the Original Loan Agreement and the other Original Loan Documents, the Junior Mezzanine Loan shall be deemed to be paid in full as of the date hereof, and effective from and after the date hereof, each capitalized term set forth in any Original Loan Document that includes the words “Junior Mezzanine” (including, without limitation, the terms “Junior Mezzanine Borrower”, “Junior Mezzanine Debt”, “Junior Mezzanine Debt Service”, “Junior Mezzanine Debt Service Account”, “Junior Mezzanine Lender”, “Junior Mezzanine Loan”, “Junior Mezzanine Loan Agreement”, “Junior Mezzanine Loan Documents”, “Junior Mezzanine Note” and “Junior Mezzanine Reserve Account”), together with (i) the definition of each such capitalized term set forth in any Original Loan Document (including such terms as are set forth in Section 1.1 of the Original Loan Agreement) and (ii) all text contained in any Original Loan Document which, upon and as a result of the deletion of such capitalized term, is superfluous, shall be deemed in each instance to be deleted in their entirety and given no further force and effect.

3. The definitions of each of the following capitalized terms set forth in Section 1.1 of the Original Loan Agreement are hereby deleted in their entirety: “Mezzanine Borrower”, “Mezzanine Debt Service”, “Mezzanine Debt Service Account”, “Mezzanine Lender”, “Mezzanine Loan Documents”, “Mezzanine Reserve Accounts”, “Senior Mezzanine Loan” and “Senior Mezzanine Loan Agreement”.

4. Each capitalized term set forth in any Original Loan Document that includes the words “Senior Mezzanine” (including, without limitation, the terms “Senior Mezzanine Borrower”, “Senior Mezzanine Debt”, “Senior Mezzanine Debt Service”, “Senior Mezzanine Debt Service Account”, “Senior Mezzanine Lender”, “Senior Mezzanine Loan”, “Senior Mezzanine Loan Agreement”, “Senior Mezzanine Loan Documents”, “Senior Mezzanine Note” and “Senior Mezzanine Reserve Account”), are hereby amended in each instance to delete the word “Senior” therefrom.

5. The Original Loan Agreement is hereby further amended as follows:

(i) Each of the following definitions in Section 1.1 of the Original Loan Agreement is hereby deleted in its entirety and respectively replaced by the following:

“Closing Date Cash Management Agreement” shall mean that certain Amended and Restated Cash Management Agreement, dated as of September 1, 2010, by and among Borrower, Lender, Manager, Mezzanine Borrower, Mezzanine Lender and Agent.”

2

““Eligible Account” shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity that has a Moody’s rating of at least “Baa3” and which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. § 9.10(b), having in either case a combined capital and surplus of at least $50,000,000.00 and subject to supervision or examination by federal and state authority, as applicable. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.”

““Eligible Institution” shall mean either (a) a depository institution or trust company insured by the Federal Deposit Insurance Corporation, the short-term unsecured debt obligations or commercial paper of which are rated at least “A-1+” by S&P, “P-1” by Moody’s and “F-1+” by Fitch in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of Letters of Credit and accounts in which funds are held for more than thirty (30) days, the long-term unsecured debt obligations of which are rated at least “AA-” by Fitch and S&P and “Aa3” by Moody’s), (b) JPMorgan, provided that the rating by S&P and the other Rating Agencies for JPMorgan’s short term unsecured debt obligations or commercial paper and long term unsecured debt obligations does not decrease below the ratings set forth in subclause (a) hereof, or (c) KeyBank National Association, a national banking association, provided that the short-term unsecured debt obligations or commercial paper of the same are rated at least “A-2” by S&P, “P-1” by Moody’s and “F2” by Fitch in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of Letters of Credit and accounts in which funds are held for more than thirty (30) days, the long-term unsecured debt obligations of the same are rated at least “BBB+” by Fitch and S&P and “A2” by Moody’s).”

““Mezzanine Loan” shall mean that certain loan made as of the Closing Date by Mezzanine Lender to Mezzanine Borrower in the original principal amount of Forty-Four Million Five Hundred Thousand and No/100 Dollars ($44,500,000.00) (as of September 1, 2010, the outstanding principal amount of the same is Eighty-Nine Million and No/100 Dollars ($89,000,000.00)), and evidenced by the Mezzanine Note and evidenced and secured by the other Mezzanine Loan Documents.

“Mezzanine Loan Agreement” shall mean that certain Mezzanine Loan Agreement, dated as of the Closing Date, between Mezzanine Borrower and Mezzanine Lender, as amended by that certain Omnibus Amendment to Mezzanine Loan Documents, dated as of September 1, 2010, between Mezzanine Lender and Mezzanine Borrower, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.

““Rating Agency Confirmation” means, collectively, a written affirmation from each of the Rating Agencies that the credit rating of the Securities given by such Rating Agency of such Securities immediately prior to the occurrence of the event with respect to which such Rating Agency Confirmation is sought will not be qualified, downgraded or withdrawn as a result of the occurrence of such event, which affirmation may be granted or withheld in such Rating Agency’s sole and absolute discretion. In the event that, at any given time, no Rating Agency has elected to consider whether to grant or withhold such an affirmation, then the term

3

Rating Agency Confirmation shall be deemed instead to require the written approval of Lender based on its good faith determination of whether the Rating Agencies would issue a Rating Agency Confirmation, provided that the foregoing shall be inapplicable in any case in which Lender has an independent approval right in respect of the matter at issue pursuant to the terms of this Agreement.”

(ii) Section 2.6.2(h) of the Original Loan Agreement is hereby deleted in its entirety and replaced by the following:

“(h) Borrower shall have delivered to Lender an opinion of a nationally-recognized tax counsel that the release of such Outparcel or Partial Release Parcel does not constitute a “significant modification” of the Mortgage Loan under Treasury Regulations Section 1.860G-2(b) nor cause a Securitization Vehicle to fail to qualify as a Grantor Trust, or cause a tax to be imposed on a Securitization Vehicle;”

(iii) Section 7.5.2 of the Original Loan Agreement is hereby deleted in its entirety and replaced by the following:

“Release of Excess Cash Flow Reserve Fund. Any Excess Cash Flow Reserve Funds remaining on deposit in the Excess Cash Flow Reserve Account on a Cash Sweep Cure Date shall be paid (a) if a “Cash Sweep Period” (as defined in the Mezzanine Loan Agreement) is then continuing, to Mezzanine Lender to be held by Mezzanine Lender pursuant to the Mezzanine Loan Agreement for the same purposes as those described in this Section 7.5 or (b) if a “Cash Sweep Period” (as defined in the Mezzanine Loan Agreement) is not then continuing or if the Mezzanine Loan is not then outstanding, to Borrower. Any Excess Cash Flow Reserve Funds remaining on deposit in the Excess Cash Flow Reserve Account after the Debt has been paid in full shall be paid (1) to Mezzanine Lender to be held by Mezzanine Lender pursuant to the Mezzanine Loan Agreement for the same purposes as those described in this Section 7.5 or (2) if the Mezzanine Loan is not then outstanding, to Borrower.”

(iv) Schedule IV to the Original Loan Agreement is hereby deleted in its entirety and replaced by the replacement Schedule IV thereto attached to this Omnibus Amendment as Exhibit A.

6. From and after the date hereof, (i) all references in the Original Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Original Loan Agreement shall mean the Amended Loan Agreement, (ii) all references in the other Original Loan Documents to the “Loan Agreement” shall mean the Amended Loan Agreement, (iii) all references in an Original Loan Document to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to such Original Loan Agreement shall mean the corresponding Amended Loan Document or the A&R CMA, as applicable, (iv) all references in the Original Loan Documents to the “Loan Documents” shall mean the Amended Loan Documents and the A&R CMA, collectively (and any reference to any particular Loan Document or the Cash Management Agreement shall mean the corresponding Amended Loan Document or the A&R CMA, as the case may be) and (v) all terms in the Original Loan Documents which, by the terms thereof, have the meanings set forth in the “Loan Agreement” shall have the respective meanings set forth in the Amended Loan Agreement.

4

7. All of the terms, covenants, and conditions contained in the Amended Loan Documents shall be and remain in full force and effect, except as specifically modified in this Omnibus Amendment, and are hereby ratified, reaffirmed and republished in their entirety by the parties hereto. It is expressly understood that the execution and delivery of this Omnibus Amendment and the A&R CMA do not and shall not (i) give rise to any defense, set-off, right of recoupment, claim or counterclaim with respect to any of Borrower’s, Guarantor’s or Manager’s obligations under the Original Loan Documents or the enforcement thereof, (ii) operate as a waiver of any of Lender’s rights, powers or privileges under the Original Loan Documents, or (iii) prejudice, limit or affect in any way any present or future rights, remedies, powers or benefits available to Lender under the Original Loan Documents or any other documents executed by Borrower, Guarantor or Manager for the benefit of Lender in connection with the Loan. In addition, the parties hereto expressly disclaim any intent to effect a novation or an extinguishment or discharge of any of the obligations pursuant to the Original Loan Documents or by any other document executed in connection therewith by reason of this Omnibus Amendment.

8. Each Borrower hereby represents, warrants and agrees that, as of the date hereof and after giving effect to this Omnibus Amendment, such Borrower has no defenses, set-offs, rights of recoupment, claims or counterclaims of any nature with respect to the Loan, the Original Loan Agreement or the Original Loan Documents, the Amended Loan Agreement or the Amended Loan Documents, or the enforcement thereof.

9. Each party hereto hereby represents and warrants that such party (a) is authorized to enter into this Omnibus Amendment and (b) has obtained all necessary consents, if any, needed to enter into this Omnibus Amendment.

10. Wherever possible, each provision of this Omnibus Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Omnibus Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Omnibus Amendment.

11. Except as otherwise expressly modified hereby or amended and restated by the A&R CMA, each Original Loan Document shall remain in full force and effect without modification.

12. This Omnibus Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Omnibus Amendment by telecopy or email shall be effective as delivery of a manually executed counterpart of this Omnibus Amendment.

13. This Omnibus Amendment shall inure to the benefit of and are binding upon Borrower and Lender, and their respective successors and permitted assigns.

5

14. This Omnibus Amendment shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

[NO FURTHER TEXT ON THIS PAGE]

6

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

CENTRO NP NEW GARDEN SC OWNER, LLC, a Delaware limited liability company

CENTRO NP CLARK, LLC, a Delaware limited liability company

CENTRO NP HAMILTON PLAZA, a Delaware limited liability company

OWNER, LLC, a Delaware limited liability company

CENTRO NP HOLDINGS 11 SPE, LLC, a Delaware limited liability company

CENTRO NP HOLDINGS 12 SPE, LLC, a Delaware limited liability company

CENTRO NP ATLANTIC PLAZA, LLC, a Delaware limited liability company

CENTRO NP 23RD STREET STATION OWNER, LLC, a Delaware limited liability company

CENTRO NP COCONUT CREEK OWNER, LLC, a Delaware limited liability company

CENTRO NP SEMINOLE PLAZA OWNER, LLC, a Delaware limited liability company

CENTRO NP VENTURA DOWNS OWNER, LLC, a Delaware limited liability company

CENTRO NP AUGUSTA WEST PLAZA, LLC, a Delaware limited liability company

CENTRO NP BANKS STATION, LLC, a Delaware limited liability company

CENTRO NP LAUREL SQUARE OWNER, LLC, a Delaware limited liability company

CENTRO NP MIDDLETOWN PLAZA OWNER, LLC, a Delaware limited liability company

CENTRO NP MIRACLE MILE, LLC, a Delaware limited liability company

CENTRO NP RIDGEVIEW, LLC, a Delaware limited liability company

CENTRO NP SURREY SQUARE MALL, LLC, a Delaware limited liability company

CENTRO NP COVINGTON GALLERY OWNER, LLC, a Delaware limited liability company

CENTRO NP STONE MOUNTAIN, LLC, a Delaware limited liability company

CENTRO NP GREENTREE SC, LLC, a Delaware limited liability company

CENTRO NP HOLDINGS 10 SPE, LLC, a Delaware limited liability company

HK NEW PLAN FESTIVAL CENTER (IL), LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel as Executive Vice President of, and on behalf of, each of the 22 entities listed above

CENTRO NP ARBOR FAIRE OWNER, LP, a Delaware limited partnership

CENTRO NP ARBOR FAIRE GP, LLC, its
general partner

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Title:	Executive Vice President

LENDER:

JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America

By:	/s/ Michael A. Forastiere
Name: Michael A. Forastiere
Title: Executive Director

ACKNOWLEDGED AND AGREED:

GUARANTOR:

CENTRO NP LLC,
a Maryland limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

MANAGER:

CENTRO SUPER MANAGEMENT
JOINT VENTURE 2, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President